UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 5, 2006
Date of Report (Date of Earliest Event Reported)

FTD Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32425	87-0719190
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 22, 2006, FTD Group, Inc. (the “Company”) and Becky A. Sheehan entered into a letter agreement (the “Letter Agreement”) providing for the employment of Ms. Sheehan as the Company’s Chief Financial Officer. For a description of the Letter Agreement, see Item 5.02 of this Current Report on Form 8-K. The Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

The Company issued a press release on June 5, 2006 announcing that Becky A. Sheehan will join the Company as its Chief Financial Officer, effective July 5, 2006. Ms. Sheehan will replace the Company’s current Chief Financial Officer, Carrie A. Wolfe, who has been elected a director of the Company, effective as of June 1, 2006, and who will continue to serve as the Company’s Chief Accounting Officer until the completion of the audit for the Company’s fiscal year ending June 30, 2006 and the filing of the Company’s Annual Report on Form 10-K for this period. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of the Letter Agreement, Ms. Sheehan will earn an annual base salary of $275,000 and have the potential to earn a bonus of up to 100% of her salary based upon the achievement of certain targets. Ms. Sheehan will be granted 300,000 stock options upon her first date of employment, 20% of which will vest each year on June 30 over the next five years, beginning June 30, 2007. In addition, on her start date Ms. Sheehan will receive a signing bonus of $175,000 (subject to repayment of a ratable portion thereof if she ceases to be employed by the Company under certain circumstances during the three year period following her start date). Further, if there is a change of control of the Company and Ms. Sheehan’s employment is terminated within two years thereafter, then Ms. Sheehan will be entitled to receive one year’s base salary.

Ms. Sheehan, who is 39 years old, has nineteen years experience in public accounting with Deloitte & Touche LLP and Arthur Andersen LLP. Ms. Sheehan worked at Arthur Andersen LLP from 1987 through May 2002 and then at Deloitte & Touche LLP from June 2002 until June 2006. Ms. Sheehan served as a lead client service partner responsible for delivery of audit services. Ms. Sheehan has also served as the leader of the Consumer Business and Manufacturing audit practice for the Chicago office of Deloitte & Touche LLP. Ms. Sheehan is a certified public accountant and a member of the American Institute of Certified Public Accountants. She received her Bachelors degree in Accounting from Illinois State University in 1987.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1                                    Letter Agreement between the Company and Becky A. Sheehan.

Exhibit 99.1                                    FTD Group, Inc. press release, dated June 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD Group, Inc.

/S/ JON R. BURNEY
Jon R. Burney
VP, General Counsel and Secretary

Date:  June 5, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement between the Company and Becky A. Sheehan.

99.1	FTD Group, Inc. press release, dated June 5, 2006.